Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Strive, Inc. (the “Company”) for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2026	/s/ Matthew Cole
Matthew Cole
Chief Executive Officer

Dated: August 10, 2026	/s/ Benjamin Pham
Benjamin Pham
Chief Financial Officer